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                                     [LOGO]

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                       OF
                       CONSECO VARIABLE INSURANCE COMPANY
              (FORMERLY GREAT AMERICAN RESERVE INSURANCE COMPANY)
 Administrative Office: 11825 North Pennsylvania Street, Carmel, Indiana 46032
                             Phone: (800) 437-3506

   INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT - FLEXIBLE PURCHASE PAYMENTS

The individual deferred variable annuity contract (the "Contract") described in this Prospectus is issued by Conseco Variable Insurance Company ("CVIC"). The Contract provides seven investment options and provides for the payment of annuity and other benefits at a future date. The Contract is sold ONLY to individuals who wish to accumulate assets by engaging in strategic or tactical asset allocation investing with the assistance of a professional money manager.

The investment options, which are provided through Rydex Advisor Variable Annuity Account (a separate account of CVIC), are separate investment funds ("Funds") of Rydex Variable Trust ("Trust"). The names of the Funds are the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, Juno, and U.S. Government Money Market Funds. THE TRUST PROSPECTUS, WHICH ACCOMPANIES THIS PROSPECTUS, PROVIDES AN INVESTMENT RISK/RETURN SUMMARY AND OTHER INFORMATION ABOUT THE FUNDS AND THE TRUST.

The Contract also provides for investment in a Fixed Account of CVIC. Allocations and transfers to the Fixed Account are held in the general account of CVIC, accumulate on a fixed basis and are guaranteed by the general account assets of CVIC.

The Contract is not intended as a short-term investment vehicle. Early withdrawals of purchase payments from the Contract may be subject to a contingent deferred sales charge of up to 7%, and withdrawals by an owner before age 59 1/2 may be subject to a 10% additional income tax penalty. See "Fees and Charges" and "Federal Income Tax Considerations" for additional information.

A Contract may be returned within ten days of receipt for a full refund of the Contract Value (or purchase payments, if required under applicable law). Longer "free look" periods apply in some states.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus contains information that a prospective Contract Owner should know before investing. It should be read and retained for future reference. Additional information is contained in a Statement of Additional Information, dated November 2, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission has a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the Securities and Exchange Commission.

INQUIRIES: If you would like the Statement of Additional Information at no charge or would like more information about the Contract, please write to Conseco Equity Sales, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032, or call (800) 437-3506. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

NOVEMBER 2, 1998

                                   PROSPECTUS

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                               TABLE OF CONTENTS

                                                                                                Page
                                                                                              ---------

DEFINITIONS.................................................................................  3

TABLE OF FEES AND EXPENSES..................................................................  4

ACCUMULATION UNIT VALUES....................................................................  6

CONSECO VARIABLE INSURANCE COMPANY..........................................................  7

THE SEPARATE ACCOUNT........................................................................  8
  Rydex Variable Trust......................................................................  9

THE CONTRACT................................................................................  9
  Purchase Payments.........................................................................  10
  Accumulation Units........................................................................  10
  Transfers.................................................................................  11
  Withdrawals...............................................................................  11
  Suspension of Payment or Transfers........................................................  12
  Systematic Withdrawal Plan................................................................  12
  Payment on Death..........................................................................  12
  Annuity Provisions........................................................................  13
  Fees and Charges..........................................................................  14
  Premium Taxes.............................................................................  15
  Income Taxes..............................................................................  15
  Fund Expenses.............................................................................  15
  The Fixed Account.........................................................................  15
  Beneficiary...............................................................................  16
  Ownership.................................................................................  16

FEDERAL INCOME TAX CONSIDERATIONS...........................................................  16
  Annuity Contracts in General..............................................................  16
  Qualified and Non-Qualified Contracts.....................................................  17
  Withdrawals -- Non-Qualified Contracts....................................................  17
  Withdrawals -- Qualified Contracts........................................................  17
  Withdrawals -- Tax-Sheltered Annuities....................................................  17
  Diversification...........................................................................  17
  Investor Control..........................................................................  17

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....................................  A-1

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                                        2
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                                  DEFINITIONS

ACCUMULATION UNIT: A unit of measure used to compute your interest in a Subaccount of the Separate Account.

ANNUITY DATE: The date on which annuity payments begin.

CONTRACT: The individual deferred variable annuity offered by and described in this Prospectus.

CONTRACT OWNER: The person specified in the Contract as the owner of the Contract and entitled to exercise ownership rights under the Contract.

CONTRACT VALUE: The current value of all interests held under the Contract in Subaccounts of the Separate Account and the Fixed Account.

FINANCIAL ADVISOR: A person who is registered as an Investment Adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, or who qualifies for exclusion from such registration, and who provides strategic or tactical asset allocation services to the Contract Owner and who is not prevented from providing such services by any federal or state regulatory action.

FIXED ACCOUNT: An account maintained by CVIC as part of its general asset account where amounts allocated and transferred to the account are held and accumulated on a fixed basis.

FUND: An investment portfolio of Rydex Variable Trust.

SEPARATE ACCOUNT: Rydex Advisor Variable Annuity Account, a separate account of Conseco Variable Insurance Company.

SUBACCOUNT: A segment within the Separate Account which invests in a Fund of Rydex Variable Trust.

TRUST: Rydex Variable Trust.

YOU: A reference to "you" denotes the Contract Owner or prospective Contract Owner.

WE OR US: A reference to "we" or "us" denotes Conseco Variable Insurance
Company.

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                                        3
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                           TABLE OF FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchase Payments..................................................  None
Withdrawal Charge (percent of purchase payments withdrawn)...............................  7%*
Exchange Fee.............................................................................  None

ANNUAL CONTRACT FEE......................................................................  NONE

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of Subaccount values)
  Mortality and Expense Risk Charge......................................................  1.25%
  Contract Administration Fee............................................................  0.15%
  Total Separate Account Annual Expenses.................................................  1.40%

----------------------

* A withdrawal charge may be applied if money is withdrawn from the Contract or, if the Contract has been in effect for less than five years, and money in the Contract is applied to provide annuity payments for less than five years. The charge on a withdrawal of a purchase payment declines to zero over a seven-year period commencing on the date we received the purchase payment. See "Fees and Charges" in this Prospectus for additional information, including information on free withdrawals.

RYDEX VARIABLE TRUST ANNUAL EXPENSES
(AS A PERCENT OF AVERAGE NET ASSETS, REFLECTING EXPENSE LIMITATIONS)

                                                                                            Total
                                                                   Management   Other       Fund
                                                                      Fees      Expenses+   Expenses+
                                                                   ----------   ---------   ---------

Nova Fund                                                            0.75%        1.45%       2.20%

Ursa Fund                                                            0.90%        1.40%       2.30%

OTC Fund                                                             0.75%        1.45%       2.20%

Precious Metals Fund                                                 0.75%        1.45%       2.20%

U.S. Government Bond Fund                                            0.50%        1.30%       1.80%

Juno Fund                                                            0.90%        1.40%       2.30%

U.S. Government Money Market Fund                                    0.50%        1.10%       1.60%

-------------------------

+ PADCO Advisors II, Inc., investment adviser to the Funds, and PADCO Service Company, Inc., servicer to the Funds, have voluntarily agreed to waive fees and/or reimburse expenses to ensure that expenses do not exceed the expenses shown. For the period ending June 30, 1998, absent these voluntary expense limitations and adjusted to exclude insurance related charges, total fund related expenses were as follows: Nova Fund -- 2.71%; Ursa Fund -- 2.87%; OTC Fund -- 2.57%; Precious Metals Fund -- 2.82%; U.S. Government Bond Fund -- 2.36%; Juno Fund -- 2.54%; U.S. Government Money Market Fund -- 2.46%. For the period ending December 31, 1997, absent these voluntary expense limitations and adjusted to exclude insurance related charges, total fund related expenses were as follows: Nova Fund -- 7.69%; Ursa Fund -- 7.81%; OTC Fund -- 7.67%; Precious Metals Fund -- 8.36%; U.S. Government Bond Fund -- 7.07%; U.S. Government Money Market Fund -- 5.42%.

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EXAMPLES

The following examples illustrate the cumulative dollar amount of expenses that would be incurred on each $1,000 invested.

If you surrender your Contract at the end of the applicable period, or if your Contract has been in effect for less than five years and you elect to receive annuity payments (or the annuity payments you have elected are not for life or for a period of at least five years), you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

                                                                      ONE        THREE
                                                                     YEAR        YEARS
                                                                   ---------  -----------
Nova Subaccount                                                    $     106   $     163
Ursa Subaccount                                                    $     107   $     166
OTC Subaccount                                                     $     106   $     163
Precious Metals Subaccount                                         $     106   $     163
U.S. Government Bond Subaccount                                    $     102   $     151
Juno Subaccount                                                    $     107   $     166
U.S. Government Money Market Subaccount                            $     100   $     145

If you do not surrender your Contract at the end of the applicable period, or if your Contract has been in effect for at least five years and you elect to receive annuity payments for life or for a period of at least five years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

                                                                         ONE         THREE
                                                                        YEAR         YEARS
                                                                         ---      -----------
Nova Subaccount                                                       $      36    $     110
Ursa Subaccount                                                       $      37    $     112
OTC Subaccount                                                        $      36    $     110
Precious Metals Subaccount                                            $      36    $     110
U.S. Government Bond Subaccount                                       $      32    $      98
Juno Subaccount                                                       $      37    $     112
U.S. Government Money Market Subaccount                               $      30    $      92

The purpose of the above examples is to assist you in understanding the costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the Trust. The examples should not be considered a representation of future expenses and charges. Actual expenses may be more or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance of the Subaccounts of the Separate Account. Neither the tables nor the examples reflect any state premium taxes that may be applicable to variable annuity Contracts, which currently range from 0% to 3.5%, or any fees that you pay your Financial Advisor for assisting in strategic or tactical asset allocation services. Additional information on fees and expenses may be found under "Fees and Charges" in this Prospectus and under "Management of the Fund" in the Statement of Additional Information of the Trust.

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                                        5
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                            ACCUMULATION UNIT VALUES

The following table shows Accumulation Unit values and the number of Accumulation Units outstanding for the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, Juno and U.S. Government Money Market Subaccounts of the Separate Account for the periods indicated. The information is derived from the financial statements of the Separate Account. The Accumulation Unit values and numbers of Accumulation Units are the same as they would have been if the Separate Account had operated as a unit investment trust and had invested in shares of the Funds of the Trust for the periods shown, and the operations of the Funds had been as currently reported in the Trust's Prospectus and Statement of Additional Information. The Nova, Ursa, OTC, Juno and U.S. Government Money Market Subaccounts commenced operations on May 7, 1997. The Precious Metals and U.S. Government Bond Subaccounts commenced operations on May 29, 1997. For the Ursa, U.S. Government Bond and Juno Subaccounts, there were periods during which no Accumulations Units were outstanding.

                                                                                     NUMBER OF ACCUMULATION
                           ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE         UNITS OUTSTANDING AT
                           AT BEGINNING OF PERIOD        AT END OF PERIOD                 END OF PERIOD
                          -------------------------  -------------------------  ---------------------------------
Nova Subaccount
FOR THE PERIODS
  5/7/97 TO 12/31/97                  10.00                      12.21                         855,862
  1/1/98 TO 6/30/98                   12.21                      14.57                       1,518,888

Ursa Subaccount
FOR THE PERIODS
  5/7/97 TO 5/21/97                   10.00                       9.63                               0
  5/24/97 TO 6/3/97                    9.57                       9.58                               0
  6/10/97 TO 12/31/97                  9.36                       8.07                         356,784
  1/1/98 TO 6/30/98                    8.07                       6.95                         463,004

OTC Subaccount
FOR THE PERIODS
  5/7/97 TO 12/31/97                  10.00                      10.65                         222,217
  1/1/98 TO 6/30/98                   10.65                      14.36                       1,933,702

Precious Metals
  Subaccount
FOR THE PERIODS
  5/29/97 TO 12/31/97                 10.00                       7.02                          73,827
  1/1/98 TO 6/30/98                    7.02                       6.61                          10,094

U.S. Gov't. Bond
  Subaccount
FOR THE PERIODS
  5/29/97 TO 6/5/97                   10.00                      10.15                               0
  6/24/97 TO 7/14/97                  10.44                      10.67                               0
  7/29/97 TO 8/12/97                  10.92                      10.56                               0
  8/18/97 TO 12/31/97                 10.70                      11.82                          75,493
  1/1/98 TO 6/30/98                   11.82                      12.51                         116,899

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                                        6
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
                                                                                     NUMBER OF ACCUMULATION
                           ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE         UNITS OUTSTANDING AT
                           AT BEGINNING OF PERIOD        AT END OF PERIOD                 END OF PERIOD
                          -------------------------  -------------------------  ---------------------------------
Juno Subaccount
FOR THE PERIODS
  5/7/97 TO 6/3/97                    10.00                       9.86                               0
  6/16/97 TO 7/2/97                    9.71                       9.68                               0
  7/7/97                               9.59                       9.54                               0
  7/24/97 TO 8/11/97                   9.41                       9.68                               0
  8/26/97 TO 10/19/97                  9.72                       9.52                               0
  10/22/97 TO 12/11/97                 9.50                       9.01                               0
  1/20/98 TO 1/25/98                   8.88                       8.99                               0
  2/2/98                               8.98                       8.98                               0
  2/23/98 TO 2/25/98                   9.03                       9.07                               0
  3/2/98                               9.09                       9.09                               0
  3/4/98 TO 6/30/98                    9.20                       8.60                           6,440

U.S. Gov't. Money Market
  Subaccount
FOR THE PERIODS
  5/7/97 TO 12/31/97                  10.00                      10.32                       1,734,974
  1/1/98 TO 6/30/98                   10.32                      10.45                       1,405,279

In advertisements of the Contracts, information on total return performance and on annual changes in Accumulation Unit values may be provided. Information on total return performance will include average annual rates of total return for one, five and ten year periods of continuous operation, or lesser periods depending on the date of commencement of continuous operation of the underlying Fund. Total return figures will show the average annual rates of increase or decrease in investments in the Subaccounts, assuming a $1,000 investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable charges. We may also show total return figures, assuming no withdrawals from the Contract. Total return figures which assume no withdrawal at the end of the period will reflect all recurring charges, but will not reflect the withdrawal charge (if applicable, the withdrawal charge would reduce the amount that may be withdrawn under the Contracts). In addition, we may show cumulative total return for selected periods, assuming no withdrawal at the end of the period. We may also include yield and effective yield on investments in the U.S. Government Money Market Fund advertisements. Future performance will, of course, vary; the results shown will not necessarily be representative of future results.

                       CONSECO VARIABLE INSURANCE COMPANY
              (FORMERLY GREAT AMERICAN RESERVE INSURANCE COMPANY)

Conseco Variable Insurance Company is incorporated as a life insurance company under the laws of the State of Texas and is authorized to sell life insurance, annuity and similar financial products in 49 states and the District of Columbia. Texas regulatory authorities approved a change in our name from Great American Reserve Insurance to Conseco Variable Insurance Company ("CVIC") on October 7, 1998. We are currently engaged in obtaining approvals for the name change from regulatory authorities of the other states in which we operate. We anticipate that we will complete the filing and approval process by the end of the first quarter of 1999.

Originally organized in 1937, we are an indirect wholly owned subsidiary of Conseco, Inc. ("Conseco"). Conseco provides corporate and Contract administration services to us. Conseco is a publicly-owned financial services holding company, the principal operations of which are the development, marketing and administration of supplemental health insurance, annuity, life insurance, individual and group major medical insurance, other insurance products and consumer and commercial finance products and services. Conseco is

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                                        7
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located at 11825 N. Pennsylvania Street, Carmel, Indiana, 46032.

All inquiries regarding the Separate Account, the Contracts, or any related matter should be directed to our administrative office at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, (800) 437-3506.

We depend on the smooth functioning of computer systems in almost every aspect of our business. Like other insurance companies, businesses and individuals around the world, we could be adversely affected if the computer systems used by our service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. We have asked our service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to us and the Separate Account. CVIC and our Contract Owners may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by the Trust, issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which CVIC and the Trust do business.

                              THE SEPARATE ACCOUNT

We established the Separate Account under Texas insurance law on April 15, 1996 for the purpose of segregating separate portfolios of investments for the Contracts. Income, gains and losses, realized or unrealized, of the Separate Account are credited to or charged against the Separate Account without regard to any of our other income, gains or losses. Assets equal to the reserves and other Contract liabilities with respect to the Separate Account are not chargeable with liabilities arising out of any of our other business activities. We are obligated to pay all benefits and make all payments under the Contracts.

The Separate Account was registered with the U.S. Securities and Exchange Commission (the "SEC") as a management investment company on May 2, 1996. It was divided into seven different Subaccounts--the Nova Subaccount, Ursa Subaccount, OTC Subaccount, Precious Metals Subaccount, U.S. Government Bond Subaccount, Juno Subaccount and Money Market Subaccount, each with its own investment objective and investment policies. As a registered management investment company, the Separate Account and its Subaccounts invested directly in securities in accordance with their investment objectives and policies.

On November 2, 1998, registration of the Separate Account was changed to a unit investment trust and the investment portfolios of the Subaccounts were transferred to newly established Funds of Rydex Variable Trust--the Nova Fund, Ursa Fund, OTC Fund, Precious Metals Fund, U.S. Government Bond Fund, Juno Fund and U.S. Government Money Market Fund. In exchange for the investment portfolio of each Subaccount, the Trust issued a separate series of shares of common stock to the Subaccount, representing shares of the Fund corresponding to the Subaccount, and assumed the liabilities of the Subaccount other than liabilities for Contract insurance charges.

As a Contract Owner participating in a Subaccount of the Separate Account, you may instruct us as to the voting of the shares of the Fund held in the Subaccount. The number of shares of a Fund for which voting instructions may be given is determined by dividing the Contract Owner's interest in the applicable Subaccount by the net asset value of the Fund share. Should the governing law, or interpretations thereof, change so as to permit us to vote shares of the Funds in our own right, we may elect to do so. Further, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with federal law or interpretations thereof.

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RYDEX VARIABLE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended. PADCO Advisors II, Inc. serves as the investment adviser and manager of the Funds. Purchase payments allocated or transferred to a Subaccount of the Separate Account are invested in shares of the corresponding Fund of the Trust. The Funds and their investment objectives are as follows:

Nova Fund           --      seeks to provide investment
                            returns that are 150% of the
                            S&P 500 Index

Ursa Fund           --      seeks to provide investment
                            results that will inversely
                            correlate to the performance
                            of the S&P 500 Index

OTC Fund            --      seeks to provide investment
                            results that correspond to a
                            bench mark for
                            over-the-counter securities.
                            The Fund's current benchmark
                            is the NASDAQ 100 Index.

Precious Metals     --      seeks to provide investment
Fund                        results that correspond to a
                            benchmark primarily for
                            metals-related securities. The
                            Fund's current benchmark is
                            the XAU Index

U.S. Government     --      seeks to provide investment
Bond Fund                   results that correspond to a
                            benchmark for U.S. Government
                            securities. The Fund's current
                            benchmark is 120% of the price
                            movement of the Long Treasury
                            Bond.

Juno Fund           --      seeks to provide total returns
                            that will inversely correlate
                            to the price movement of a
                            benchmark for U.S. Treasury
                            debt instruments or futures
                            contract on a specified debt
                            instrument. The Fund's current
                            benchmark is the inverse of
                            the price movement of the Long
                            Treasury Bond.

U.S. Government     --      seeks to provide security of
Money Market                principal, high current income
Fund                        and liquidity

THE TRUST PROSPECTUS ACCOMPANIES THIS PROSPECTUS. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

                                  THE CONTRACT

The Contract is sold only to individuals who have retained a Financial Advisor to provide strategic or tactical asset allocation services under their Contract. You are responsible for selecting, supervising, and paying any compensation to your Financial Advisor. You must execute a power of attorney authorizing your Financial Advisor to give allocation and transfer directions to us and/or our designee. You may make withdrawals from or surrender your Contract at any time, BUT ONLY YOUR FINANCIAL ADVISOR MAY GIVE US DIRECTIONS TO ALLOCATE PURCHASE PAYMENTS OR TRANSFER AMOUNTS TO THE SUBACCOUNTS OR TO THE FIXED ACCOUNT. We do not recommend, select or supervise your Financial Advisor. We do not make recommendations on strategic or tactical asset allocations or transfers. We are not responsible for advice provided by your Financial Advisor. If you enter into an advisory agreement with your Financial Advisor to have the Financial Advisor's fee paid out of your Contract Value, you should consider the tax consequences of withdrawing funds from the Contract to pay the fee. SEE "Federal Income Tax Considerations" in this Prospectus.

To change your Financial Advisor without interrupting allocations and transfers among Subaccounts, you must: (1) notify us in writing of the name of your new Financial Advisor and (2) provide us with a power of attorney authorizing your new Financial Advisor to give us asset allocation directions.

If we receive notification that your Financial Advisor is no longer authorized by you to give strategic or tactical asset allocation directions on your behalf, or that your Financial Advisor has resigned or has died, or that your Financial Advisor is otherwise not able to act on your behalf, amounts credited under your Contract to Subaccounts of the Separate Account will be transferred to the U.S. Government Money Market Subaccount and you will be notified of the transfer and the information we received. You may transfer amounts from the U.S. Government Money Market

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                                        9

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Subaccount to the Fixed Account without a Financial Advisor (subject to time restrictions on transferring amounts out of the Fixed Account). Until such time as we receive written notification of the name of your new Financial Advisor and we receive a power of attorney authorizing your new Financial Advisor to give us investment instructions, your investment options are limited to the U.S. Government Money Market Subaccount and the Fixed Account. When we receive written notification of your new Financial Advisor and the power of attorney, allocations and transfers among the investment options may resume. You may also surrender your Contract. Withdrawals may be made from the Contract Value subject to any applicable withdrawal fee.

THE STRATEGIC OR TACTICAL ASSET ALLOCATION CONTEMPLATED IN THE CONTRACT MAY BE CHARACTERIZED AS AGGRESSIVE INVESTING. THERE CAN BE NO ASSURANCE THAT ANY FINANCIAL ADVISOR WILL PREDICT MARKET MOVES SUCCESSFULLY. IN SELECTING YOUR FINANCIAL ADVISOR, YOU SHOULD CAREFULLY CONSIDER HIS OR HER EDUCATION, EXPERIENCE AND REPUTATION.

The Contract may be amended at any time to conform to applicable laws or governmental regulations. If, in our judgment, investment in any of the Funds becomes inappropriate to the purposes of the Contract, we may, with approval of the Securities and Exchange Commission and any governing state insurance department, substitute another fund for existing and future funds. In addition, we may, in our discretion, no longer make available any of the Subaccounts and may offer additional Subaccounts of the Separate Account.

PURCHASE PAYMENTS
To purchase a Contract, your completed application and all required documentation, together with a check for the first purchase payment, must be forwarded to our administrative office. Once we receive your purchase payment and all necessary information, we will issue a Contract to you and allocate your first purchase payment within 2 business days. If you do not provide us all of the information needed, we will contact you. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we obtain all of the necessary information. If you add more money to your Contract by making additional purchase payments, we will credit these amounts to your Contract within one business day. The transaction cut-off time for receipt by us of purchase payments for allocation to the Separate Account is 2:30 p.m., Eastern time. The transaction cut-off time for receipt by us of purchase payments for allocation to the Fixed Account is 4:00 p.m., Eastern time. We reserve the right to reject any application or purchase payment. All subsequent purchase payments are sent directly to our administrative office.

If you change your mind about owning the Contract, you may cancel the Contract by returning it to us within 10 days of receiving it (or within a longer period as provided under applicable state law). If you exercise this right, we will refund either the Contract Value or all of your purchase payments, as required under applicable state law.

Initial purchase payments to be allocated to the Separate Account are credited to the U.S. Government Money Market Subaccount. Fourteen days after the Contract Date, transfers will be made to other Subaccounts of the Separate Account or the Fixed Account pursuant to instructions from your Financial Advisor.

The minimum initial purchase payment is $25,000 and the minimum for each subsequent purchase payment is $1,000. We will accept total purchase payments under your Contract of up to $500,000. Payments to us in excess of $500,000 require our prior approval.

The principal underwriter of the Contract (under federal securities laws) is Conseco Equity Sales, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032.

ACCUMULATION UNITS

Purchase payments and amounts allocated and transferred to a Subaccount are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units is determined by dividing the purchase payment or transfer amount by the value of the Accumulation Unit for the valuation period in which the purchase payment or transfer amount is received at our administrative office or, in the case of the initial purchase payment, is accepted by us. The number of Accumulation Units will not change as a result of the investment experience of the Subaccounts.

Accumulation Units are used to account for all amounts allocated or transferred to or withdrawn from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
a Subaccount as a result of purchase payments, withdrawals, transfers and charges.

For each Subaccount of the Separate Account the value of an Accumulation Unit was set at $10 when it commenced operations. The value of an Accumulation Unit may increase or decrease from one valuation period to the next. We calculate the value of an Accumulation Unit for each Subaccount after the New York Stock Exchange closes each day. A valuation period is the interval from one valuation day of a Subaccount to the next valuation day, measured from the time each day the Subaccount is valued.

The value of an Accumulation Unit for a valuation period, is determined by dividing the current market value of the assets of the Subaccount less any liabilities, by the total number of Accumulation Units of the Subaccount. The investment experience of the shares of the Fund held in the Subaccount, expenses of the Subaccount and the Fund and the deduction of fees and charges at the Subaccount and Fund levels, all affect the Accumulation Unit value.

TRANSFERS

Transfers among the Subaccounts may only be made by your Financial Advisor at any time prior to the Annuity Date. Transfer requests may be made by written instruction or by telephonic or other electronic instruction satisfactory to us. By authorizing your Financial Advisor to give transfer instructions by telephone or other electronic medium, you agree that we will not be liable for any losses you may suffer from any fraudulent or unauthorized transfer instruction. We or our designee will employ reasonable procedures to confirm that transfer instructions are genuine, such as requiring some form of personal identification. We may discontinue or change the right to make telephonic and other electronic transfers at any time.

The minimum amount which can be transferred is $500 from any Subaccount or your entire interest in the Subaccount, if less. We do not charge you for transfers.

The transaction cut-off times for the receipt by us requests to make of transfers among the Subaccounts are as follows. With respect to transfers for the Nova, Ursa, and OTC Subaccounts, the time is 3:30 p.m., Eastern time; for the Precious Metals Subaccount, the time is 3:15 p.m., Eastern time; for the U.S. Government Bond and Juno Subaccounts, the time is 2:30 p.m., Eastern time; and for the U.S. Government Money Market Subaccount and the Fixed Account, the time is 4:00 p.m., Eastern time. For transfers involving different transaction end times, the earlier of the times indicated above applies. Telephone and electronic transfer orders will be accepted only prior to the transaction cut-off times. If the primary exchange or market on which the underlying Fund transacts business closes early, the above cut-off time will be approximately thirty minutes (forty-five minutes, in the case of the Precious Metals Fund) prior to the close of such exchange or market.

WITHDRAWALS

Prior to of the Annuity Date, you may withdraw all or part of your Contract Value. Withdrawals will be based on values for the valuation period in which a proper written request for withdrawal (and the Contract, if required) are received at our administrative office. Withdrawals will be received by us only between 8:30 a.m. Eastern time, and 2:30 p.m. Eastern time; withdrawal requests received after 2:30 p.m., will be deemed received by us on the next business day and the withdrawal will be based on the Accumulation Unit value next determined after receipt on that date. Payment will normally be made within seven days of receipt of the written request and the Contract, if required. A withdrawal may result in a withdrawal charge and/or tax consequences (including an additional 10% tax penalty under certain circumstances). Certain withdrawal restrictions may apply if your Contract is issued in connection with a Section 403(b) tax-qualified plan (also known as a tax-sheltered annuity). SEE "Withdrawal Charge" and "Federal Income Tax Considerations" in this Prospectus.

The minimum withdrawal is $500, and the remaining Contract Value must be at least $10,000 ($3,500 for Contracts held under a tax-qualified retirement arrangement.) If a partial withdrawal plus any withdrawal charge would reduce the value of your Contract to less than $10,000 ($3,500 for tax-qualified Contracts), CVIC reserves the right to treat the partial withdrawal as a total withdrawal of your Contract Value. We reserve the right to increase or decrease such minimums. If you request a partial withdrawal,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
you must specify in writing the Subaccount(s) and/or Fixed Account from which funds are to be withdrawn.

CVIC will, pursuant to an agreement with you, make a partial withdrawal from your Contract Value to pay for the services of your Financial Advisor. If your Contract is non-qualified, the withdrawal will be treated like any other distribution and may be included in gross income for federal tax purposes and, if you are under age 59 1/2, may be subject to a tax penalty. If your Contract is tax-qualified, the withdrawal for the payment of fees will not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of Financial Advisor fees from your Contract.

SUSPENSION OF PAYMENT OR TRANSFERS

CVIC may be required to suspend or postpone payments for withdrawal or transfers for any period when:

    1. the New York Stock Exchange, the Chicago Board of Trade or the Chicago Mercantile Exchange, as appropriate, is closed (other than customary weekend and holiday closings);

    2. trading on the New York Stock Exchange, the Chicago Board of Trade or the Chicago Mercantile Exchange is restricted;

    3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the net asset value of the shares of the Funds;

    4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners.

SYSTEMATIC WITHDRAWAL PLAN

We administer a systematic withdrawal plan which enables you to arrange for pre-authorized systematic withdrawals. To take advantage of the plan, you enter into an agreement with us to withdraw a level dollar amount from specified Subaccounts on a periodic basis. The plan is available only with respect to amounts which are free of any withdrawal charge. SEE "Fees and Charges" in this Prospectus for information on amounts that may be withdrawn from the Contract free of any withdrawal charge. If you make an additional withdrawal which is not part of the systematic withdrawal plan, the plan will terminate automatically and may be reinstated only on or after making a written request to us. Withdrawals under the plan may result in tax consequences (including an additional 10% tax penalty under certain circumstances). SEE "Federal Income Tax Considerations" in this Prospectus.

PAYMENT ON DEATH

If you or your spouse, as joint Contract Owner, dies prior to the Annuity Date, we will pay the death benefit to the beneficiary. Upon the death of a joint Contract Owner, the surviving joint Contract Owner will become the beneficiary. The death benefit is the greater of the Contract Value or purchase payments made under the Contract less any applicable withdrawals and charges, on the date proof of death is received at our administrative office (subject to state regulations which vary from state to state). When we receive notification of a Contract Owner's death, the amounts held in Subaccounts under your Contract will be transferred to the U.S. Government Money Market Subaccount. Payment will be in a lump sum unless an annuity option is chosen. A beneficiary, other than the surviving spouse of the deceased Contract Owner, may choose only an annuity option which provides for full payout within five years of death, or within the life or life expectancy of the beneficiary. Payments must begin within one year of the Contract Owner's death if a life expectancy option is selected. If the surviving spouse of a deceased Contract Owner is the beneficiary, he or she may choose to continue the Contract in force at the then current Contract Value.

If you or your spouse, as joint Contract Owner, who is not the Annuitant, dies after the Annuity Date, any remaining payments under the Annuity Option that was selected will continue at least as rapidly as under the pay-out plan in effect upon death. If you die after the Annuity Date, the beneficiary becomes the Contract Owner. Upon the death of a joint Contract Owner after the Annuity Date, the surviving joint Contract Owner will be treated as the primary beneficiary. Any other person designated on record as a beneficiary at the time of death will be treated as a contingent beneficiary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you are a natural person and not the Annuitant and the Annuitant dies prior to the Annuity Date, the Contract will continue in force on the same terms and you will become the Annuitant, unless another person is designated by you and we are notified in writing within thirty days. If the Contract Owner is a non-natural person (for example, a corporation) then the death of the Annuitant will be treated as the death of the Contract Owner and a new Annuitant may not be named.

If the Annuitant dies after the Annuity Date, any remaining payments will be made as provided for in the annuity option selected. SEE "Annuity Provisions" in this Prospectus.

Different rules apply to payments on death under tax-qualified Contracts.

ANNUITY PROVISIONS
You may select any one of the following fixed annuity options or any other option satisfactory to you and CVIC. You can change the annuity option with 30 days written notice to us prior to the Annuity Date. The Contract Value, less any applicable Withdrawal Charge, is applied to the Annuity Table in the Contract to determine the amount of each fixed annuity payment to be made under the annuity option selected. No withdrawal charge is applicable if the annuity payments begin at least 5 years after the effective date of the Contract and are paid under any life annuity option, or any annuity option with payments for a minimum of 5 years. Annuity payments will be made to the Annuitant unless you notify us otherwise in writing. The annuitant is the individual designated by the Contract Owner on whose continuation of life annuity payments may depend.

FIRST OPTION--LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant and ceasing with the last monthly payment due prior to the death of the Annuitant. This option offers a greater level of monthly payments than the second option, since there is no minimum number of payments guaranteed (nor a provision for a death benefit payable to a beneficiary). It would be possible under this option to receive only one annuity payment if the Annuitant died prior to the due date of the second annuity payment. This option is generally not available for Contract Owners annuitizing over the age of 85.

SECOND OPTION--LIFE ANNUITY WITH GUARANTEED PERIODS. An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, at the death of the Annuitant, payments have been made for less than 5, 10, or 20 years (you choose before payments begin), annuity payments will be continued during the remainder of such period to the beneficiary. If no beneficiary is designated, we will, pay in a lump sum to the Annuitant's estate the present value, as of the date of death, of the number of guaranteed annuity payments remaining after that date, computed on the basis of the assumed net investment rate used in determining the first monthly payment. Because this Second Option provides a specified minimum number of annuity payments, this option results in somewhat lower payments per month than the First Option.

THIRD OPTION--INSTALLMENT REFUND LIFE ANNUITY. Payments are made for the installment refund period, which is the time required for the sum of the payments to equal the amount applied, and thereafter for the life of the payee.

FOURTH OPTION--PAYMENTS FOR A FIXED PERIOD. Payments are made for the number of years selected, which may be from 3 through 20. Should the Annuitant die before the specified number of monthly payments are made, the remaining payments will be commuted and paid to the designated beneficiary in a lump sum payment.

FIFTH OPTION--JOINT AND SURVIVOR ANNUITY. We will make monthly payments during the joint lifetime of the Annuitant and a joint Annuitant. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of 100%, 50%, or 66 2/3% of the annuity payment (or limits) in effect during their joint lifetime.

Annuity payments will be made monthly. However, if any payment would be or become less than $50, we may change the frequency so payments are at least $50 each. If the net Contract Value to be applied at the Annuity Date is less than $10,000 ($3,500 for a Contract held under tax-qualified retirement arrangements), we reserve the right to pay such amount in a lump sum.

We may require proof of age, sex, or survival of any person upon whose continuation of life annuity payments depend.

--------------------------------------------------------------------------------

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You select the Annuity Date in the application for the Contract, and you may change the Annuity Date by notifying us in writing of a new Annuity Date at least 30 days prior to the current Annuity Date. The Annuity Date may not be later than the first Contract year after the Annuitant's 90th birthday or the maximum date permitted under applicable state law. If the Contract Owner is 85 or older on the date of issue, the Annuity Date may not be later than the fifth Contract year. If no Annuity Date is selected, we will assume the latest possible Annuity Date. For a Contract held under a tax-qualified retirement arrangement (other than an IRA), the Annuity Date generally may not be later than (i) April 1 of the year after the year in which the Annuitant attains age 70 1/2 or (ii) the calendar year in which the Annuitant retires if later. For a contract held as an IRA, the Annuity Date may not be later than April 1 of the year after the year in which the Annuitant attains age 70 1/2.

FEES AND CHARGES
CONTRACT ADMINISTRATION FEE. We deduct a Contract administration fee from the Separate Account for services rendered in administering the Contract. Contract administration includes preparing and issuing Contracts, communicating with Contract Owners, maintaining Contract records and preparing and distributing Contract Owner reports and statements. The fee is equal to an effective annual rate of 0.15% of the daily net assets of each Subaccount of the Separate Account. We may not increase the fee over the duration of the Contract.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a mortality and expense risk charge from the Separate Account. Mortality risk refers to risks CVIC assumes in the obligation to make annuity payments over the life time of Annuitants and the obligation to pay minimum death benefits in the future in a declining securities market and Contract Value. Expense risk refers to the risk CVIC assumes in the obligation not to increase administration charges over the life of the Contract even though future expenses may increase. The mortality and expense risk charge is equal to an annual rate of 1.25% of the daily net assets of each Subaccount.

WITHDRAWAL CHARGE. The withdrawal charge, when applicable, permits us to recover a portion of our expenses relating to the sale of the Contract. Sales expenses which are not covered by the withdrawal charge are paid from surplus in our general account, which may include revenues from our mortality and expense risk charge. We may assess a withdrawal charge against the purchase payments when the payments are withdrawn and, if the Contract has been in effect less than five years, when payments are used to provide annuity payments for less then five years. Subject to certain state variations, the withdrawal charge will be a specified percentage of the sum of the purchase payments paid within seven years prior to the date of withdrawal, adjusted for any prior withdrawals. There is no charge on withdrawals of (a) purchase payments that have been in the Contract more than seven complete Contract years or (b) free withdrawal amounts described below. The length of time from receipt of a purchase payment to the time of withdrawal determines the withdrawal charge. For the purpose of calculating the withdrawal charge, withdrawals will be deemed made first from purchase payments on a first-in, first-out basis and then from any gain. The withdrawal charge is applicable to withdrawals from both the Separate Account and Fixed Account.

No withdrawal charge is applicable in the event of the death of the Contract Owner (subject to certain state variations) or if payments are made under an annuity option under the Contract that begins at least five years after the effective date of the Contract and is paid under any life annuity option, or any option with payments for a minimum of five years.

The withdrawal charge, if applicable, equals:

   Complete Years Since
     Receipt of Payment         Withdrawal Charge
---------------------------  ------------------------
         0                                 7%
         1                                 7%
         2                                 6%
         3                                 5%
         4                                 4%
         5                                 3%
         6                                 2%
         7 and thereafter                  0%

In addition, in certain states the following circumstances further limit or reduce withdrawal charges: for issue ages up to 56, there is no withdrawal charge made after you attain age 67 and later; for issue ages 57 and later, any otherwise applicable withdrawal

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                                       14

--------------------------------------------------------------------------------
charge will be multiplied by a factor ranging from 0.9 to 0 for Contract years one through 10.

A Contract Owner may make one free withdrawal per Contract year from Contract Value of an amount up to 10% of the Contract Value (as determined on the date of receipt of the withdrawal request). Additional withdrawals in excess of that amount in any Contract year during the period when any withdrawal charge is applicable will be subject to the appropriate charge as set forth above.

Withdrawals authorized by you to pay compensation to your Financial Advisor are treated as free withdrawals, and such free withdrawals are in addition to the 10% free withdrawal you may make each Contract year. There may, however, be certain adverse tax consequences. See "Withdrawals" and "Federal Income Tax Considerations" in this Prospectus.

With respect to any Contract which is owned by a "charitable remainder unitrust" or a "charitable remainder annuity trust" (both a "Charitable Remainder Trust") within the meaning of Section 664(d) of the Internal Revenue Code (the "Code"), we may, in our discretion, permit an additional free withdrawal necessary to fund required distributions by the Charitable Remainder Trust in any Contract year. In order for a Charitable Remainder Trust to qualify for such an increase, the trustee or trustees of the Charitable Remainder Trust will be required to certify: (i) that such trust is a bona fide "charitable remainder unitrust" or a "charitable remainder annuity trust" within the meaning of Section 664 of the Code, and that all amounts proposed to be withdrawn will be used to make distributions required under Section 664 of the Code for the year in which such amounts are withdrawn or for a prior year; (ii) that the required distribution exceeds the one free withdrawal of 10% of the Contract Value which is permitted without a withdrawal charge; and (iii) that the funds necessary to make the required distribution could not otherwise be made available without hardship to the trust or its beneficiaries.

We also reserve the right to reduce the withdrawal charge under certain circumstances when sales of Contracts are made to a trustee, employer, or similar party pursuant to a retirement plan or similar arrangement for sales of Contracts to a group of individuals if the program results in a savings of sales expenses. The amount of reduction will depend on such factors as the size of the group, the total amount of purchase payments, and other factors that might tend to reduce expenses incurred in connection with such sales. This reduction will not be unfairly discriminatory to any Contract Owner.

PREMIUM TAXES

Some states and other governmental entities (E.G., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. These taxes are due either when the Contract is issued or when annuity payments begin. It is CVIC's current practice to deduct these taxes when either annuity payments begin or upon partial or full surrender of the Contract. CVIC may in the future discontinue this practice and assess the charge when the tax is due. Premium taxes currently range from 0% to 3.5%, depending on the jurisdiction.

INCOME TAXES

We will deduct amounts from the Contract for any income taxes which it incurs because of the Contract. At the present time, we incur no such taxes and make no such deductions.

FUND EXPENSES

See the accompanying Trust Prospectus for more information about fees and expenses incurred by the Funds.

THE FIXED ACCOUNT

In addition to the investment options in the Separate Account, the Contract provides for a Fixed Account, where amounts held under the Contract may accumulate at a guaranteed interest rate and become part of our general account. We guarantee that we will credit daily interest of at least 3% on an annual basis, compounded annually. We may credit interest at higher rates from time to time in our discretion. Gains or losses on amounts allocated or transferred to Subaccounts of the Separate Account and charges against assets held in the Separate Account, have no effect on the Fixed Account. The Fixed Account is subject to certain transfer restrictions (E.G., in any six-month period, a maximum of 20% of the Fixed Account Value may be transferred; this restriction, however, is not effective until one year after the Contract Date).

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                                       15
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    BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED
ACCOUNT ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND OUR GENERAL ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. OUR GENERAL ACCOUNT AND ANY INTERESTS HELD IN THE GENERAL ACCOUNT ARE THEREFORE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS. HENCE THIS PROSPECTUS GENERALLY DISCUSSES ONLY THE VARIABLE PORTION OF THE CONTRACT. WE UNDERSTAND THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. DISCLOSURE REGARDING THE FIXED ACCOUNT, HOWEVER, MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN THIS PROSPECTUS.

BENEFICIARY

The beneficiary and any contingent beneficiary are named in the application for the Contract. However, unless the beneficiary has been irrevocably designated, you may change the beneficiary by written notification to our administrative office. The change will be effective as of the date signed, unless we have acted in reliance on your designation of the prior beneficiary. The estate or heirs of a beneficiary who died before payment under the Contract becomes due have no rights under the Contract. If no beneficiary survives when payment under the Contract becomes due, payment will be made to the Contract Owner's estate.

OWNERSHIP

As Contract Owner, you are entitled to all rights under the Contract. Unless otherwise designated in the application for the Contract or by endorsement to the Contract, the Contract Owner is also the Annuitant. Spousal joint Contract Owners are allowed except in the case of a qualified Contract. Upon the death of a joint Contract Owner, the surviving Contract Owner will be the primary beneficiary. Any other beneficiary will be treated as a contingent beneficiary unless otherwise stated in writing. No contingent owner of the Contract may be named.

You may transfer ownership of the Contract to another person, if permitted under applicable law, subject to certain conditions. A transfer of ownership must be in writing and the new Contract Owner must appoint a Financial Advisor and execute a power of attorney authorizing the Financial Advisor to give us allocation and transfer instructions. Documentation for the foregoing must be received at our administrative office before the transfer of ownership becomes effective. A transfer of ownership does not affect the legal validity of a designation of beneficiary.

You may also pledge your Contract, if permitted by applicable law. A collateral assignment does not change Contract ownership. The rights of a collateral assignee have priority over the rights of a beneficiary.

An assignment or transfer may have adverse tax consequences, and therefore you should consult a competent tax adviser before assigning or transferring your Contract.

                       FEDERAL INCOME TAX CONSIDERATIONS

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. ADDITIONAL DISCUSSION OF FEDERAL INCOME TAX CONSIDERATIONS IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs, usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (the "Code") for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax-deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract -- qualified or non-qualified (see following sections).

You, as the Owner, will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income. When a non-qualified Contract is owned by a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts), the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

A Contract purchased by an individual under a tax-qualified pension plan or employer sponsored program, or as an individual retirement annuity ("IRA"), is referred to as a tax-qualified Contract. Examples of qualified Contracts are IRAs and tax-sheltered annuities (sometimes referred to as 403(b) Contracts). A Contract which is not purchased under such a plan or program, or is not purchased as an IRA, is referred to as a non-qualified Contract.

WITHDRAWALS -- NON-QUALIFIED CONTRACTS
If you make a withdrawal from your Contract, the Code generally treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after you reach age 59 1/2; (2) paid after you die; (3) paid if you become totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982.

WITHDRAWALS -- QUALIFIED CONTRACTS

The above information describing the taxation of non-qualified Contracts does not apply to qualified Contracts. There are special rules that govern with respect to qualified Contracts. We have provided a more complete discussion in the Statement of Additional Information.

WITHDRAWALS -- TAX-SHELTERED ANNUITIES

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); (5) in the case of hardship; or (6) made pursuant to a qualified domestic relations order.

DIVERSIFICATION

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Funds are being managed so as to comply with such requirements.

INVESTOR CONTROL

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not CVIC would be considered the owner of the shares of the Funds. If this occurs, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent under federal tax law owners are permitted to select funds, to make transfers among the funds or the number and type of funds owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the Funds.

Due to the uncertainty in this area, CVIC reserves the right to modify the Contract as reasonably deemed necessary to maintain favorable tax treatment.

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                                       17

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
PERFORMANCE INFORMATION...................................................     2
Total Return Information..................................................     2
Comparisons of Total Return...............................................     3

DISTRIBUTION OF CONTRACTS.................................................     5

FEDERAL INCOME TAX CONSIDERATIONS.........................................     5
General...................................................................     5
Diversification...........................................................     6
Multiple Contracts........................................................     7
Contracts Owned by Other than Natural Persons.............................     8
Tax Treatment of Assignments..............................................     8
Income Tax Withholding....................................................     8
Tax Treatment of Withdrawals -- Non-Qualified Contracts...................     9
Qualified Plans...........................................................     9
Tax Treatment of Withdrawals -- Qualified Contracts.......................    11
Tax-Sheltered Annuities -- Withdrawal Limitations.........................    12

INDEPENDENT ACCOUNTANTS...................................................    13

FINANCIAL STATEMENTS......................................................    13

--------------------------------------------------------------------------------

ORDER FORM

Please send me a copy of the most recent Statement of Additional Information for the Rydex Advisor Variable Annuity Account.

------------------------------      ----------------------------------------
            (Date)                                   (Name)

                                    ----------------------------------------
                                                (Street Address)

                                    ----------------------------------------
                                   (City)                 (State) (Zip Code)

Send to: Rydex Advisor Variable Annuity Account
        11815 North Pennsylvania Street
        Carmel, IN 46032

                                   PROSPECTUS

        2  INTRODUCTION
      ---

        3  NOVA FUND
      ---

        4  URSA FUND
      ---

        5  OTC FUND
      ---

        6  PRECIOUS METALS FUND
      ---

        7  U.S. GOVERNMENT BOND FUND
      ---

        8  JUNO FUND
      ---

        9  U.S. GOVERNMENT MONEY MARKET FUND
      ---

       10  MORE INFORMATION ABOUT RISK
      ---

       13  PURCHASING AND REDEEMING SHARES
      ---

       14  MANAGEMENT
      ---

       16  DIVIDENDS, DISTRIBUTIONS AND TAXES
      ---

       17  FINANCIAL HIGHLIGHTS
      ---

       22  BENCHMARK INFORMATION
      ---

       BC  ADDITIONAL INFORMATION
      ---

NOVEMBER 2, 1998

                              RYDEX VARIABLE TRUST

                                   NOVA FUND
                                   URSA FUND
                                    OTC FUND
                              PRECIOUS METALS FUND
                           U.S. GOVERNMENT BOND FUND
                                   JUNO FUND
                       U.S. GOVERNMENT MONEY MARKET FUND

         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                          1-800-820-0888  301-468-8520

Rydex Variable Trust (the "Trust") is a mutual fund complex with twenty-two separate investment portfolios (the "Rydex Variable Funds"), seven of which are described in this Prospectus (the "Funds"). Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------
2  PROSPECTUS

INTRODUCTION

    The Funds' objectives (except the U.S. Government Money Market Fund) are to match, exceed or perform the opposite of the performance of a specific index or market indicator. The benchmark used by each Fund is set forth below:

                FUND                                               BENCHMARK
 NOVA FUND                            150% OF THE PERFORMANCE OF THE S&P 500 COMPOSITE STOCK PRICE
                                      INDEX-TM- (SPX)
 URSA FUND                            INVERSE (OPPOSITE) OF THE S&P 500 COMPOSITE STOCK PRICE INDEX-TM-
                                      (SPX)
 OTC FUND                             NASDAQ 100 INDEX-TM- (NDX)
 PRECIOUS METALS FUND                 PHILADELPHIA STOCK EXCHANGE GOLD/SILVER INDEX-TM- (XAU)
 U.S. GOVERNMENT BOND FUND            120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
 JUNO FUND                            INVERSE (OPPOSITE) OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500 COMPOSITE STOCK PRICE INDEX-TM- (S&P 500 INDEX). The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P"), on a statistical basis to be included in the S&P 500 Index.

THE NASDAQ 100 INDEX-TM-. The NASDAQ 100 Index-TM- is a capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.

THE PHILADELPHIA STOCK EXCHANGE GOLD/SILVER INDEX-TM- (XAU INDEX). The XAU Index is a capitalization-weighted index featuring securities of ten widely-held companies in the gold and silver mining and production industry, or companies that invest in such mining and production companies.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years.
    ALL FUNDS:

    - are not federally insured

    - are not guaranteed by any government agency

    - are not bank deposits

    - are not guaranteed to achieve their objectives

INVESTING IN ANY OF THE FUNDS INVOLVES RISKS THAT MAY ADVERSELY AFFECT THE FUNDS' NET ASSET VALUE, YIELD, AND TOTAL RETURN. YOU MAY LOSE MONEY. Each Fund (except the U.S. Government Money Market Fund) is non-diversified. Non-diversified funds may invest in the securities of a relatively few number of issuers. If the assets of a Fund are invested in a limited number of issuers, the Fund may be more susceptible to a single adverse economic or regulatory occurrence.

                                                            PROSPECTUS  3
                                                                        --------

                         FUND INFORMATION -- NOVA FUND

FUND OBJECTIVE

    The Nova Fund seeks to provide investment returns that are 150% of the S&P 500 Index.

PORTFOLIO INVESTMENTS

    Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these futures and options contracts. Futures and options contracts, if used properly, may enable the Fund to meet its objective without investing directly in the securities included in the Index. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS

    The Nova Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.

    - LEVERAGING RISK -- The Fund invests a percentage of its assets in leveraged instruments, such as certain futures and options contracts. The more the Fund invests in these leveraged instruments, the more this leverage will magnify the Fund's gains or losses on those investments.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase by 150% of the value of any increase in the S&P 500 Index. However, when the value of the S&P 500 Index declines, the value of the Fund's shares should also decrease by 150% of the value of any decrease in the Index.

------
4  PROSPECTUS

                         FUND INFORMATION -- URSA FUND

FUND OBJECTIVE

    The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index.

PORTFOLIO INVESTMENTS

    Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite the S&P 500 Index, and the Fund will generally not own the securities included in the Index. Instead, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS

    The Ursa Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the S&P 500 Index is decreasing. When the value of the S&P 500 Index is increasing, however, the value of the Fund's shares should decrease by an inversely proportionate amount (e.g., if the S&P 500 Index goes up by 10%, the value of the Fund's shares should go down by 10%).

                                                            PROSPECTUS  5
                                                                        --------

                          FUND INFORMATION -- OTC FUND

FUND OBJECTIVE

    The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index-TM-.

PORTFOLIO INVESTMENTS

    The Fund invests principally in securities of companies included in the NASDAQ 100 Index-TM-. It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS

    The OTC Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase by the amount of the increase in value of the NASDAQ 100 Index-TM-. However, when the value of the NASDAQ 100 Index-TM- declines, the value of the Fund's shares should also decrease by the amount of the decrease in value of the Index-TM-.

------
6  PROSPECTUS

                    FUND INFORMATION -- PRECIOUS METALS FUND

FUND OBJECTIVE

    The Precious Metals Fund seeks to provide investment results that correspond to a benchmark primarily for metals-related securities. The Fund's current benchmark is the XAU Index.

PORTFOLIO INVESTMENTS

    The Fund invests in securities of companies included in the XAU Index, as well as securities whose performance is expected to track the performance of the XAU Index. The Fund also may engage in futures and options transactions, purchase ADRs and U.S. government securities, and enter into repurchase agreements. The Fund may also invest a portion of its assets in securities of foreign issuers.

RISK CONSIDERATIONS

    The Precious Metals Fund is subject to a number of risks that will affect the value of the Fund's shares, including:

    - CONCENTRATION RISK -- The risk that the relatively few securities of issuers in the same industry (e.g., mining) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase by the amount of the increase in value of the XAU Index. However, when the value of the XAU Index declines, the value of the Fund's shares should also decrease by the amount of the decrease in value of the Index.

                                                            PROSPECTUS  7
                                                                        --------

                 FUND INFORMATION -- U.S. GOVERNMENT BOND FUND

FUND OBJECTIVE

    The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

PORTFOLIO INVESTMENTS

    The Fund invests principally in U.S. Government securities, futures contracts, and options. Some of the Fund's U.S. Government securities will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds and repurchase agreements.

RISK CONSIDERATIONS

    The U.S. Government Bond Fund is subject to a number of risks that will affect the value of its shares, including:

    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

    - LEVERAGING RISK -- The Fund invests a percentage of its assets in leveraged instruments, such as certain futures and options contracts. The more the Fund invests in these leveraged instruments, the more this leverage will magnify the Fund's gains or losses on those investments.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares should increase by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline by 120% of any price decline of the Long Treasury Bond.

------
8  PROSPECTUS

                         FUND INFORMATION -- JUNO FUND

FUND OBJECTIVE

    The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the price movement of the Long Treasury Bond.

PORTFOLIO INVESTMENTS

    Unlike a traditional fund, the Fund's benchmark is to perform exactly opposite the Long Treasury Bond. As its primary investment strategy, the Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these obligations. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

    The Juno Fund is subject to a number of risks that will affect the value of its shares, including:

    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase during periods when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2%).

                                                            PROSPECTUS  9
                                                                        --------

             FUND INFORMATION -- U.S. GOVERNMENT MONEY MARKET FUND

FUND OBJECTIVE

    The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENTS

    The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.

RISK CONSIDERATIONS

    The U.S. Government Money Market Fund is subject to the following risk that will potentially affect the value of its shares:

    - INTEREST RATE RISK -- The Fund's securities are subject to Interest Rate Risk, which is the potential for decline in the price of the Fund's securities due to rising interest rates.

    In addition, the U.S. Government Money Market Fund is governed by SEC rules which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED.

------
10  PROSPECTUS

MORE INFORMATION ABOUT RISK

    As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (NOVA, URSA, OTC, AND PRECIOUS METALS FUNDS) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND AND JUNO FUNDS) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) -- While the Funds do not expect returns to deviate from their respective benchmarks by more than ten percent, factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (NOVA, URSA, U.S. GOVERNMENT BOND AND JUNO FUNDS) -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs at the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

                                                            PROSPECTUS  11
                                                                        --------

LEVERAGING RISK (NOVA AND U.S. GOVERNMENT BOND FUNDS) -- Leveraging activities include, among other things, borrowing and the use of certain types of short sales, options and futures. There are risks associated with leveraging activities, including:

    - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

    - There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - Although the Funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures or options contracts at a time which is advantageous.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following instruments may involve leverage and are subject to certain specific risks:

    FUTURES RISK -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

    The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

    OPTIONS RISK -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

------
12  PROSPECTUS

    Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

    SHORT SALES RISK -- In certain short sales transactions, a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. In another type of short sale, a short sale "against the box," a Fund sells a security it owns or has the right to acquire.

PORTFOLIO TURNOVER RATE RISK (PRECIOUS METALS, OTC AND U.S. GOVERNMENT BOND FUNDS) -- The Trust anticipates that investors that are part of a tactical or strategic asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

CONCENTRATION RISK (PRECIOUS METALS FUND) -- Since the Fund invests in the securities of a limited number of issuers conducting business in the precious metals industry, it is subject to the risk that those issuers (or that industry) will perform poorly, and the Fund will be negatively impacted by that poor performance. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals-producing countries. None of the Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

EARLY CLOSING RISK (OTC FUND) -- The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

YEAR 2000 RISK (ALL FUNDS) -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the

                                                            PROSPECTUS  13
                                                                        --------

year 2000 and the year 1900. The Trust has asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from all that they are devoting significant resources to prevent material adverse consequences to the Funds. The Funds and their respective shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FOREIGN COMPANY RISKS (PRECIOUS METALS FUND) -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                        PURCHASING AND REDEEMING SHARES

    Shares are offered continuously, and may be purchased on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

    Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. An insurance company purchases and redeems Shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

    All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. The Trust may suspend redemption, if permitted by the Investment Company Act of 1940 (the "1940 Act"), for any period during which the NYSE, NASDAQ, CME, the Chicago Board Options Exchange ("CBOE") or the Chicago Board of Trade ("CBOT"), as appropriate, is closed or during which trading is restricted by the SEC, or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's investors.

NET ASSET VALUE

    The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order is received by the Trust. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that

------
14  PROSPECTUS

amount by the total number of shares owned by shareholders. For most Funds, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time) and the settlement time for the Funds' futures and options contracts, if any (typically, 4:15 p.m., Eastern Time). The NAV of the U.S. Government Bond Fund and the Juno Fund is determined each day on which the CBOT is open for trading futures contracts on U.S. Treasury bonds as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI.

    TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, THE TRUST MUST RECEIVE PURCHASE OR REDEMPTION ORDERS BEFORE 3:45 P.M., EASTERN TIME, FOR THE NOVA, URSA, AND OTC FUNDS, 3:30 P.M., EASTERN TIME, FOR THE PRECIOUS METALS FUND, 2:45 P.M., EASTERN TIME, FOR THE U.S. GOVERNMENT BOND AND JUNO FUNDS, AND 1:00 P.M., EASTERN TIME, FOR THE MONEY MARKET FUND. HOWEVER, YOUR INSURANCE COMPANY MAY HAVE EARLIER CUTOFF TIMES. VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

                                   MANAGEMENT

THE ADVISOR'S INVESTMENT METHODOLOGY

    In managing the Funds, the Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible. Through the use of quantitative analysis techniques, each Fund is structured to match the risk and return characteristics of the appropriate benchmark, while remaining fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments, as necessary, to minimize tracking error and to maximize liquidity. The Advisor may utilize options contracts to leverage a Fund's investment exposure. In addition, some Funds may require short selling techniques designed to inversely correlate to the performance of an index or benchmark.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR -- PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

    The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the

                                                            PROSPECTUS  15
                                                                        --------

Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                             ADVISORY FEE
----------------------------------------------------------------------------------------------
Nova                                                                                 .75%
Ursa                                                                                 .90%
OTC                                                                                  .75%
Precious Metals                                                                      .75%
U.S. Government Bond                                                                 .50%
Juno                                                                                 .90%
U.S. Government Money Market                                                         .50%

    The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

    The portfolio manager of the Ursa Fund and the OTC Fund is Michael P. Byrum, who is a Vice President and the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with MMA.

    The portfolio manager of the Nova Fund and the Juno Fund is Thomas Michael, who joined the Advisor as a portfolio manager in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts.

    The portfolio manager of the Precious Metals Fund is T. Daniel Gillespie, who joined the Advisor as a portfolio manager in January 1997. From July 1994 to January 1997, Mr. Gillespie was a portfolio manager for GIT Investment Funds, a registered investment company in Arlington, Virginia, where he managed over $160 million in equity, bond, and money market mutual fund assets. From 1991 to 1994, Mr. Gillespie worked as a portfolio manager to The Rushmore Fund, Inc., where he managed over $900 million in mutual fund assets.

    The portfolio manager of the U.S. Government Bond Fund is Anne H. Ruff, who joined the Advisor as a portfolio manager in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio

------
16  PROSPECTUS

manager for United Services Life Insurance Company in Arlington, Virginia, where she managed $2.5 billion in fixed-income portfolios.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Income dividends and capital gain distributions are paid at least annually by each of the Funds, except the U.S. Government Money Market and the U.S. Government Bond Funds, which declare and pay dividends daily to the insurance company. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

    Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

    In addition to qualifying for special tax treatment as a regulated investment company, the Funds intend to meet special diversification requirements of the Internal Revenue Code (the "Code") in order to assure insurance companies that their variable annuity and variable life contracts qualify as insurance under the Code.

                                                            PROSPECTUS  17
                                                                        --------

                              FINANCIAL HIGHLIGHTS

    On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information prior to that date relates to the Subaccounts. The financial statements of the Subaccounts were audited by PricewaterhouseCoopers as indicated in their report dated March 6, 1998 on the Subaccounts' financial statements as of December 31, 1997. This table should be read in conjunction with the Subaccounts' financial statements and notes thereto which are incorporated by reference to the Trust's Statement of Additional Information under "Financial Information." Additional performance is contained in the Separate Account's 1998 Semi-Annual Report and is available upon request and without charge by calling 1-888-667-4936.

FINANCIAL HIGHLIGHTS

                                   NOVA                       URSA
                                SUBACCOUNT      NOVA       SUBACCOUNT         URSA                 URSA               URSA
                                SIX MONTHS  SUBACCOUNT*    SIX MONTHS      SUBACCOUNT*          SUBACCOUNT*       SUBACCOUNT*
                                  ENDED     PERIOD ENDED     ENDED        JUNE 10, 1997        MAY 24, 1997       MAY 7, 1997
                                 JUNE 30,   DECEMBER 31,    JUNE 30,           TO                   TO                 TO
                                   1998         1997          1998      DECEMBER 31, 1997      JUNE 3, 1997       MAY 21, 1997
                                ----------  ------------   ----------   -----------------   -------------------   ------------
                                (UNAUDITED)                (UNAUDITED)
Per Accumulation Unit Income
 Performance:
Accumulation Unit Value --
 Beginning of Period..........  $    12.21    $  10.00      $   8.07        $   9.36              $ 9.57            $ 10.00
                                ----------  ------------   ----------       --------              ------          ------------
  Investment Income...........         .25         .29           .17             .12                 .01                .01
  Expenses....................         .24         .22           .14             .13                 .01                .05
                                ----------  ------------   ----------       --------              ------          ------------
  Net Investment Income
   (Loss).....................         .01         .07           .03            (.01)                .00               (.04)
  Net Realized and Unrealized
   Gains (Losses) on
   Securities.................        2.35        2.14         (1.15)          (1.28)                .01               (.33)
                                ----------  ------------   ----------       --------              ------          ------------
  Net Increase (Decrease) in
   Accumulation Unit Value....        2.36        2.21         (1.12)          (1.29)                .01               (.37)
                                ----------  ------------   ----------       --------              ------          ------------
Accumulation Unit Value -- End
 of Period....................  $    14.57    $  12.21      $   6.95        $   8.07              $ 9.58            $  9.63
                                ----------  ------------   ----------       --------              ------          ------------
                                ----------  ------------   ----------       --------              ------          ------------
Ratios to Average Net Assets**
  Gross Expenses..............        4.11%       9.09%         4.27%           9.21%              85.10%             13.62%
  Net Expenses................        3.59%       2.80%         3.70%           2.90%               2.90%              2.90%
  Net Investment Income
   (Loss).....................        0.14%       0.91%         0.85%          (0.27)%              2.76%            (10.05)%
Supplementary Data:
  Portfolio Turnover
   Rate***....................           0%     178.34%            0%              0%                  0%                 0%
  Net Assets, End of Period
   (000's omitted)............  $   22,135    $ 10,448      $  3,218        $  2,879              $   --            $    --
Number of Accumulation Units
 Outstanding at End of
 Period.......................   1,518,888     855,862       463,004         356,784                  --                 --

------------

* COMMENCEMENT OF OPERATIONS: NOVA SUBACCOUNT AND URSA SUBACCOUNT -- MAY 7, 1997. DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, CERTAIN SUBACCOUNTS MAY EXPERIENCE PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED FOR PERIODS WITH NET ASSETS GREATER THAN ZERO ONLY. PER ACCUMULATION UNIT AMOUNTS ARE CALCULATED USING AVERAGE OUTSTANDING UNITS.

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

------
18  PROSPECTUS

FINANCIAL HIGHLIGHTS

                                                                                          PRECIOUS
                                MONEY MARKET                     OTC                       METALS
                                 SUBACCOUNT    MONEY MARKET   SUBACCOUNT      OTC        SUBACCOUNT   PRECIOUS METALS
                                 SIX MONTHS    SUBACCOUNT*    SIX MONTHS  SUBACCOUNT*    SIX MONTHS     SUBACCOUNT*
                                   ENDED       PERIOD ENDED     ENDED     PERIOD ENDED     ENDED       PERIOD ENDED
                                  JUNE 30,     DECEMBER 31,    JUNE 30,   DECEMBER 31,    JUNE 30,     DECEMBER 31,
                                    1998           1997          1998         1997          1998           1997
                                ------------   ------------   ----------  ------------   ----------   ---------------
                                (UNAUDITED)                   (UNAUDITED)                (UNAUDITED)
Per Accumulation Unit Income
  Performance:
Accumulation Unit Value -- Be-
  ginning of Period...........   $    10.32     $    10.00    $    10.65    $  10.00      $  7.02         $ 10.00
                                ------------   ------------   ----------  ------------   ----------       -------
Investment Income.............          .29            .52           .03         .12          .04             .03
Expenses......................          .16            .21           .22         .21          .14             .14
                                ------------   ------------   ----------  ------------   ----------       -------
Net Investment Income
  (Loss)......................          .13            .31          (.19)       (.09)        (.10)           (.11)
Net Realized and Unrealized
  Gains (Losses) on
  Securities..................         (.00)           .01          3.90         .74         (.31)          (2.87)
                                ------------   ------------   ----------  ------------   ----------       -------
Net Increase (Decrease) in Ac-
  cumulation Unit Value.......          .13            .32          3.71         .65         (.41)          (2.98)
                                ------------   ------------   ----------  ------------   ----------       -------
Accumulation Unit Value -- End
  of Period...................   $    10.45     $    10.32    $    14.36    $  10.65      $  6.61         $  7.02
                                ------------   ------------   ----------  ------------   ----------       -------
                                ------------   ------------   ----------  ------------   ----------       -------
Ratios to Average Net Assets**
  Gross Expenses..............         3.86%          6.82%         3.97%       9.07%        4.22%           9.76%
Net Expenses..................         3.00%          2.20%         3.60%       2.80%        3.60%           2.80%
Net Investment Income
  (Loss)......................         2.56%          3.34%        (3.02)%      (1.22)%     (2.70)%         (2.19)%
Supplementary Data:
  Portfolio Turnover
   Rate***....................            0%             0%       351.34%     449.91%      729.13%         913.83%
Net Assets, End of Period
  (000's omitted).............   $   14,688     $   17,903    $   27,762    $  2,367      $    67         $   518
Number of Accumulation Units
  Outstanding at End of
  Period......................    1,405,279      1,734,974     1,933,702     222,217       10,094          73,827

------------

* COMMENCEMENT OF OPERATIONS: MONEY MARKET SUBACCOUNT AND OTC SUBACCOUNT -- MAY 7, 1997; PRECIOUS METALS SUBACCOUNT -- MAY 29, 1997. DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, CERTAIN SUBACCOUNTS MAY EXPERIENCE PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED FOR PERIODS WITH NET ASSETS GREATER THAN ZERO ONLY. PER ACCUMULATION UNIT AMOUNTS ARE CALCULATED USING AVERAGE OUTSTANDING UNITS.

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                            PROSPECTUS  19
                                                                        --------

FINANCIAL HIGHLIGHTS

                                                            U.S. GOVERNMENT
                                          U.S. GOVERNMENT        BOND         U.S. GOVERNMENT   U.S. GOVERNMENT
                                               BOND           SUBACCOUNT*          BOND              BOND         U.S. GOVERNMENT
                                            SUBACCOUNT      AUGUST 18, 1997     SUBACCOUNT*       SUBACCOUNT*          BOND
                                            SIX MONTHS            TO           JULY 29, 1997     JUNE 24, 1997      SUBACCOUNT*
                                               ENDED         DECEMBER 31,           TO                TO          MAY 29, 1997 TO
                                           JUNE 30, 1998         1997         AUGUST 12, 1997    JULY 14, 1997     JUNE 5, 1997
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                            (UNAUDITED)
Per Accumulation Unit Income
 Performance:
Accumulation Unit Value -- Beginning of
 Period.................................     $  11.82          $  10.70           $10.92            $10.44            $10.00
                                          ---------------   ---------------       ------            ------            ------
Investment Income.......................          .31               .24              .03               .13               .01
Expenses................................          .19               .09              .01               .03               .01
                                          ---------------   ---------------       ------            ------            ------
Net Investment Income (Loss)............          .12               .15              .02               .10               .00
Net Realized and Unrealized Gains
 (Losses) on Securities.................          .57               .97             (.38)              .13               .15
                                          ---------------   ---------------       ------            ------            ------
Net Increase (Decrease) in Accumulation
 Unit Value.............................          .69              1.12             (.36)              .23               .15
                                          ---------------   ---------------       ------            ------            ------
Accumulation Unit Value -- End of
 Period.................................     $  12.51          $  11.82           $10.56            $10.67            $10.15
                                          ---------------   ---------------       ------            ------            ------
                                          ---------------   ---------------       ------            ------            ------
Ratios to Average Net Assets**
  Gross Expenses........................         3.76%             8.47%           49.63%            12.68%             5.43%
  Net Expenses..........................         3.20%             2.40%            2.40%             2.40%             2.40%
  Net Investment Income (Loss)..........         2.01%             3.49%            3.80%             7.94%             1.86%
Supplementary Data:
  Portfolio Turnover Rate***............      1077.28%           760.78%               0%                0%                0%
  Net Assets, End of Period (000's
   omitted).............................     $  1,462          $    892           $   --            $   --            $   --
  Number of Accumulation Units
   Outstanding at End of Period.........      116,899            75,493               --                --                --

------------

* COMMENCEMENT OF OPERATIONS: U.S. GOVERNMENT BOND SUBACCOUNT -- MAY 29, 1997. DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, CERTAIN SUBACCOUNTS MAY EXPERIENCE PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED FOR PERIODS WITH NET ASSETS GREATER THAN ZERO ONLY. PER ACCUMULATION UNIT AMOUNTS ARE CALCULATED USING AVERAGE OUTSTANDING UNITS.

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

------
20  PROSPECTUS

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                        JUNO                        JUNO
                                                        JUNO                        SUBACCOUNT*                  SUBACCOUNT*
                                                     SUBACCOUNT*                    FEBRUARY 23,      JUNO       JANUARY 20,
                                                    MARCH 4, 1998       JUNO            1998       SUBACCOUNT*     1998 TO
                                                         TO          SUBACCOUNT*    TO FEBRUARY    FEBRUARY 2,   JANUARY 25,
                                                    JUNE 30, 1998   MARCH 2, 1998     25, 1998        1998          1998
                                                    -------------   -------------   ------------   -----------   -----------
Per Accumulation Unit Income Performance:
Accumulation Unit Value -- Beginning of Period....     $ 9.20           $9.09          $9.03          $8.98         $8.88
                                                       ------           -----          -----          -----         -----
Investment Income.................................        .16             .00            .00            .00           .01
Expenses..........................................        .11             .00            .00            .00           .01
                                                       ------           -----          -----          -----         -----
Net Investment Income (Loss)......................        .05             .00            .00            .00           .00
Net Realized and Unrealized Gains (Losses) on
 Securities.......................................       (.65)            .00            .04            .00           .11
                                                       ------           -----          -----          -----         -----
Net Increase (Decrease) in Accumulation Unit
 Value............................................       (.60)            .00            .04            .00           .11
                                                       ------           -----          -----          -----         -----
Accumulation Unit Value -- End of Period..........     $ 8.60           $9.09          $9.07          $8.98         $8.99
                                                       ------           -----          -----          -----         -----
                                                       ------           -----          -----          -----         -----
Ratios to Average Net Assets*
  Gross Expenses..................................       3.94%           5.79%          4.22%          3.93%         4.39%
  Net Expenses....................................       3.70%           3.70%          3.70%          3.70%         3.70%
  Net Investment Income (Loss)....................       1.67%           1.93%          1.79%          2.45%         1.75%
Supplementary Data:
  Portfolio Turnover Rate**.......................          0%              0%             0%             0%            0%
  Net Assets, End of Period (000's omitted).......     $   55           $  --          $  --          $  --         $  --
  Number of Accumulation Units Outstanding at End
   of Period......................................      6,440              --             --             --            --

------------

* DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, CERTAIN SUBACCOUNTS MAY EXPERIENCE PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED FOR PERIODS WITH NET ASSETS GREATER THAN ZERO ONLY. PER ACCUMULATION UNIT AMOUNTS ARE CALCULATED USING AVERAGE OUTSTANDING UNITS.

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                            PROSPECTUS  21
                                                                        --------

FINANCIAL HIGHLIGHTS

                                                                         JUNO
                                             JUNO          JUNO       SUBACCOUNT*
                                          SUBACCOUNT*   SUBACCOUNT*    JULY 24,                       JUNO           JUNO
                                          OCTOBER 22,   AUGUST 26,       1997          JUNO        SUBACCOUNT*    SUBACCOUNT*
                                            1997 TO       1997 TO         TO        SUBACCOUNT*   JUNE 16, 1997   MAY 7, 1997
                                           DECEMBER     OCTOBER 19,   AUGUST 11,      JULY 7,      TO JULY 2,     TO JUNE 3,
                                           11, 1997        1997          1997          1997           1997           1997
                                          -----------   -----------   -----------   -----------   -------------   -----------
Per Accumulation Unit Income
 Performance:
Accumulation Unit Value -- Beginning of
 Period.................................    $ 9.50        $ 9.72        $ 9.41        $  9.59        $ 9.71         $10.00
                                          -----------   -----------   -----------   -----------      ------       -----------
  Investment Income.....................       .07           .07           .03            .00           .02            .04
  Expenses..............................      (.04)          .06           .02            .00           .02            .04
                                          -----------   -----------   -----------   -----------      ------       -----------
  Net Investment Income (Loss)..........       .11           .01           .01            .00           .00            .00
  Net Realized and Unrealized Gains
   (Losses) on Securities...............      (.60)         (.21)          .26           (.05)         (.03)          (.14)
                                          -----------   -----------   -----------   -----------      ------       -----------
  Net Increase (Decrease) in
   Accumulation Unit Value..............      (.49)         (.20)          .27           (.05)         (.03)          (.14)
                                          -----------   -----------   -----------   -----------      ------       -----------
Accumulation Unit Value -- End of
 Period.................................    $ 9.01        $ 9.52        $ 9.68        $  9.54        $ 9.68         $ 9.86
                                          -----------   -----------   -----------   -----------      ------       -----------
                                          -----------   -----------   -----------   -----------      ------       -----------
Ratios to Average Net Assets**
  Gross Expenses........................     19.73%         7.88%         3.23%        111.10%         5.71%          6.13%
  Net Expenses..........................      2.90%         2.90%         2.90%          2.90%         2.90%          2.90%
  Net Investment Income (Loss)..........      8.68%         0.80%         1.50%          0.74%         1.29%         (0.37)%
Supplementary Data:
  Portfolio Turnover Rate***............         0%            0%            0%             0%            0%             0%
  Net Assets, End of Period (000's
   omitted).............................    $   --        $   --        $   --        $    --        $   --         $   --
  Number of Accumulation Units
   Outstanding at End of Period.........        --            --            --             --            --             --

------------

* COMMENCEMENT OF OPERATIONS: JUNO SUBACCOUNT -- MAY 7, 1997. DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, CERTAIN SUBACCOUNTS MAY EXPERIENCE PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED FOR PERIODS WITH NET ASSETS GREATER THAN ZERO ONLY. PER ACCUMULATION UNIT AMOUNTS ARE CALCULATED USING AVERAGE OUTSTANDING UNITS.

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

-------
  22  PROSPECTUS

BENCHMARK INFORMATION

NEITHER THE NOVA FUND NOR THE URSA FUND IS SPONSORED, ENDORSED, SOLD, OR PROMOTED BY STANDARD & POOR'S CORP. (S&P); THE OTC FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY NASDAQ OR ANY OF NASDAQ'S AFFILIATES (NASDAQ AND ITS AFFILIATES HEREINAFTER COLLECTIVELY REFERRED TO AS "NASDAQ"); AND THE PRECIOUS METALS FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY THE PHILADELPHIA STOCK EXCHANGE (PHLX), SPONSOR OF THE XAU INDEX.

NONE OF S&P, NASDAQ, AND PHLX MAKE ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE S&P 500 INDEX, NASDAQ 100 INDEX-TM-, AND THE XAU INDEX, RESPECTIVELY, TO TRACK GENERAL STOCK MARKET PERFORMANCE.

NONE OF S&P, NASDAQ, AND PHLX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, NASDAQ 100 INDEX-TM-, AND THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NONE OF S&P, NASDAQ, AND PHLX MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE NASDAQ 100 INDEX-TM-, THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NONE OF S&P, NASDAQ, AND PHLX MAKE ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX, THE NASDAQ 100 INDEX-TM-, THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

Additional information about the Funds is included in a Statement of Additional
  Information dated November 2, 1998 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and
     Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330).
 You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference
     Section, Washington, D.C. 20549-6009. To help you to obtain additional information, the Funds' SEC registration number is 811-08821.

 You may obtain a copy of the SAI or the annual or semi-annual reports of Rydex Advisor Variable Annuity Account, without charge by calling 1-800-820-0888 or by writing to PADCO Service Company, Inc., at 6116 Executive Boulevard, Suite 400,
 Rockville, Maryland 20852. Additional information about the investments of the Funds' predecessor is available in the annual and semi-annual reports. Also, in the annual report of the Funds' predecessor, you will find a discussion of the market conditions and investment strategies that significantly affected performance during its last fiscal year.

--------------------------------------------------------------------------------

       NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR PADCO ADVISORS II,
    INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY
               JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

                         STATEMENT OF ADDITIONAL INFORMATION

                                   NOVEMBER 2, 1998

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                                          OF

                          CONSECO VARIABLE INSURANCE COMPANY
                 (FORMERLY GREAT AMERICAN RESERVE INSURANCE COMPANY)
 ADMINISTRATIVE OFFICE:  11825 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA  46032
                                PHONE:  (800) 437-3506

                    INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                              FLEXIBLE PURCHASE PAYMENTS

          THIS STATEMENT OF ADDITIONAL INFORMATION (WHICH IS NOT A PROSPECTUS)
SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR RYDEX ADVISOR
VARIABLE ANNUITY ACCOUNT (THE "SEPARATE ACCOUNT"), DATED NOVEMBER 2, 1998.  YOU
MAY OBTAIN A COPY OF THE CURRENT PROSPECTUS BY WRITING TO OR CALLING CONSECO
EQUITY SALES, INC., 11825 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA  46032,
TELEPHONE:  (800) 437-3506

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                                  TABLE OF CONTENTS
                                  -----------------
                                                                           Page
                                                                           ----
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Total Return Information. . . . . . . . . . . . . . . . . . . . . . . . .2
     Comparisons of Total Return . . . . . . . . . . . . . . . . . . . . . . .3

DISTRIBUTION OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . .5

FEDERAL INCOME TAX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Multiple Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     Contracts Owned by Other than Natural Persons . . . . . . . . . . . . . .8
     Tax Treatment of Assignments. . . . . . . . . . . . . . . . . . . . . . .8
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . . . .8
     Tax Treatment of Withdrawals - Non-Qualified Contracts. . . . . . . . . .9
     Qualified Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     Tax Treatment of Withdrawals - Qualified Contracts. . . . . . . . . . . 11
     Tax-Sheltered Annuities - Withdrawal Limitations. . . . . . . . . . . . 12

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 13

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13




                               PERFORMANCE INFORMATION


TOTAL RETURN INFORMATION

     The following tables show investment returns of the subaccounts of the Separate Account (other than the U.S. Government Money Market Fund), assuming different amounts invested, different periods of time amounts are invested, and withdrawal and non-withdrawal of amounts at the end of the periods. Past performance of a subaccount does not necessarily indicate how a subaccount will perform in the future.

     The average annual rates of total return are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance
                                     n
with the following formula: P(1 + T) = ERV. In the formula, P is a hypothetical purchase payment of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the period shown.

Table 1:   Amount Invested in Subaccount: $1,000  -  Withdrawn at End of Period

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                                                     DATE OF
                                                  COMMENCEMENT OF          AVERAGE ANNUAL TOTAL RETURN
                                                    CONTINUOUS              FOR THE PERIODS ENDING
                                                    OPERATIONS                 NOVEMBER 2, 1998
                                                  ---------------          ---------------------------
                                                                                      SINCE COMMENCEMENT OF
                                                                    ONE YEAR          CONTINUOUS OPERATIONS
                                                                    --------          ---------------------
Nova Subaccount                                  5/7/97              12.19%                  18.64%

Ursa Subaccount                                 6/10/97             -24.55%                 -23.38%

OTC Subaccount                                   5/7/97              29.13%                  26.54%

Precious Metals Subaccount                      5/29/97             -20.94%                 -28.62%

U.S. Government Bond Subaccount                 8/18/97               7.71%                  11.84%

Juno Subaccount                                  3/4/98                 N/A                 -12.99%




Table 2:   Amount Invested in Subaccount:  $1,000 -- Not Withdrawn at the End of
          Period

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


                                                     DATE OF
                                                  COMMENCEMENT OF          AVERAGE ANNUAL TOTAL RETURN
                                                    CONTINUOUS              FOR THE PERIODS ENDING
                                                    OPERATIONS                 NOVEMBER 2, 1998
                                                  ---------------          ---------------------------
                                                                                      SINCE COMMENCEMENT OF
                                                                    ONE YEAR          CONTINUOUS OPERATIONS
                                                                    --------          ---------------------

Nova Subaccount                                  5/7/97              19.73%                  23.90%

Ursa Subaccount*                                6/10/97             -19.48%                 -19.73%

OTC Subaccount                                   5/7/97              37.81%                  32.23%

Precious Metals Subaccount                      5/29/97             -15.83%                 -25.30%

U.S. Government Bond Subaccount*                8/18/97              14.95%                  18.03%

Juno Subaccount*                                 3/4/98                 N/A                  -7.14%

------------------------

* Due to the nature of the investment activity of the Funds underlying the Subaccounts, there were discrete periods when certain Subaccounts had zero net assets. The discrete periods for the Ursa Subaccount, and the investment return for those periods, were as follows: 5/7/97 to 5/21/97 (-3.65%) and 5/24/97 to 6/3/97 (0.69%). The discrete periods for the U.S. Government Bond Subaccount, and the investment return for those periods, were as follows: 5/29/97 to 6/5/97 (1.45%), 6/24/97 to 7/14/97 (2.32%) and
     7/29/97 to 8/12/97 (-3.70%). The discrete periods for the Juno Subaccount, and the investment return for those periods, were as follows: 5/7/97 to 6/3/97 (-1.41%), 6/16/97 to 7/2/97 (-0.09%), 7/7/97 (-0.46%), 7/24/97 to
     8/11/97 (2.82%), 8/26/97 to 10/19/97 (-2.01%), 10/22/97 to 12/11/97
     (-4.4%), 1/20/98 to 1/25/98 (1.89%), 2/2/98 (0.49%), 2/23/98 to 2/25/98
     (0.24%) and 3/2/98 (0.85%).

     THE PERFORMANCE INFORMATION SET FORTH ABOVE IS FOR PAST PERFORMANCE AND IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE.

COMPARISONS OF TOTAL RETURN

     Performance information for each of the Separate Account subaccounts contained in reports to Contract Owners or prospective Contract Owners, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes for the same period. In conjunction with performance reports, promotional literature, and/or analyses of Contract Owner service for a subaccount, comparisons of the performance information of the subaccount for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a subaccount's investment performance.

     In particular, performance information for the Nova subaccount, the Ursa subaccount, and the Precious Metals subaccount may be compared to various unmanaged indexes, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index-TM- (the "S&P 500 Index") or the Dow Jones Industrial Average. Performance information for the Precious Metals subaccount also may be compared to the current benchmark for the Precious Metals subaccount, Philadelphia Stock Exchange Gold/Silver Index-TM- (the "XAU Index"). Performance information for the OTC subaccount may be compared to various unmanaged indexes, including, but not limited to the current benchmark for the OTC Fund, NASDAQ 100 Index-TM-, and the NASDAQ Composite Index-TM-. The NASDAQ Composite Index-TM- comparison may be provided to show how the OTC subaccount's total return compares to the record of a broad average of over-the-counter stock prices over the same period. The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 Index-TM- or the NASDAQ Composite Index-TM-, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 Index-TM- or the NASDAQ Composite Index-TM-. The NASDAQ Composite Index-TM- is based on the prices of an unmanaged group of stocks and, unlike the OTC Fund's returns, the returns of the NASDAQ Composite Index-TM-, and such other unmanaged indexes, may assume the reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing. Performance information for the U.S. Government Bond subaccount and the Juno subaccount may be compared to the price movement of the current long treasury bond (the "Long Bond") and to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index-TM-. Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of Contract Owner service appearing in publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., THE MORNINGSTAR VARIABLE ANNUITY/LIFE REPORTER, VARDS, and similar sources which utilize information compiled internally or by Lipper Analytical Services, Inc., may be provided.

     From time to time, each subaccount, other than the U.S. Government Money Market subaccount, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the subaccount with other measures of investment return. For example, in comparing the total return of a subaccount with data published by Lipper Analytical Services, Inc., or with the performance of the S&P 500 Index or the Dow Jones Industrial Average for each of the Nova subaccount and the Ursa subaccount, the NASDAQ 100 Index-TM- for the OTC subaccount, the XAU Index for the Precious Metals subaccount, and the Lehman Government (LT) Index for the U.S. Government Bond subaccount and the Juno subaccount, Conseco Variable Insurance Company ("CVIC") (formerly Great American Reserve Insurance Company) may calculate for each subaccount the aggregate total return for the specified periods of time by assuming the allocation of $10,000 to the subaccount and assuming the reinvestment of each dividend or other distribution at Accumulation Unit value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Each subaccount may show non-standardized total returns and average annual total returns that do not include the withdrawal charge (ranging from 7% to 0%) which, if included, would reduce total return. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


                              DISTRIBUTION OF CONTRACTS

     Conseco Equity Sales, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032, is the principal underwriter of the Contracts. Prior to November 2, 1998, PADCO Financial Services, Inc., was the principal underwriter of the Contracts. The offering of the Contracts is continuous, although CVIC reserves the right to suspend the offer and sale of the Contracts whenever, in its opinion, market or other conditions make a suspension appropriate. CES is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Contracts are sold by authorized broker-dealers, and their registered representatives, including registered representatives of CES. The broker-dealers and their registered representatives are also licensed insurance agents of CVIC. CVIC and its principal underwriter pay commissions to authorized broker-dealers not exceeding 6.0% of purchase payments.


                          FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON CVIC'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. CVIC CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH
CHANGES. CVIC DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS.   PURCHASERS
BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

     Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified Contracts, this cost basis is generally the purchase payments, while for qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     CVIC is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from CVIC, and its operations form a part of CVIC.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

CVIC intends that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owners being retroactively determined to be the owners of the assets of the Separate Account.

     Due to the uncertainty in this area, CVIC reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Contract Owner if the Contract Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

     An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

     Section 72 governs treatment of distributions from annuity contracts.
Section 72 generally provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income.
Section 72 further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     The above information does not apply to qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

     The Contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into CVIC's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of
applicable limitations.   Furthermore, certain withdrawal penalties and
restrictions may apply to surrenders from qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

     On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE
V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by CVIC in connection with certain qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   Tax-Sheltered Annuities

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Employee loans are not permitted under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   Individual Retirement Annuities

     Section 408(b) of the Code permits eligible individuals to contribute up to $2,000 per year to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

     Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and

     $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

     Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual hold a Roth IRA for at least five years and, in addition, that the distribution be held either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions and conversions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA. In addition, distributions of amounts attributable to conversion deposits (I.E. rollover contributions from a Non-Roth IRA to a Roth IRA) held for less than five years will also be subject to the penalty tax.

     Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

     Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

     In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of such Contract Owner and his or her designated Beneficiary; (d) distributions to a Contract Owner who has separated from service after he has attained age 55; (e) distributions made to the Contract Owner to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner and his or her spouse and dependents if the Contract Owner has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract Owner has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Contract Owner to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Contract Owner for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Contract Owner which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

     Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

     The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only: (1) when the Contract Owner attains age 59 1/2; (2) when the Contract Owner separates from service; (3) when the Contract Owner dies; (4) when the Contract Owner becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) pursuant to the terms of a Qualified Domestic Relations Order. However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.


                               INDEPENDENT ACCOUNTANTS

     The financial statements of CVIC as of December 31, 1997 and for the two years then ended, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, 2900 One American Square, Box 82002, Indianapolis, Indiana, 46282-0002, as stated in their report herein.


                                 FINANCIAL STATEMENTS

     The financial statements of CVIC are included on the following pages. They should only be considered as bearing on the ability of the Company to meet its obligations under the Contracts.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
STATEMENT OF NET ASSETS
NOVEMBER 2, 1998
(Unaudited)

                                                                                                         Reported
                                                                           Shares         Cost           Value
ASSETS:
  Investments in Rydex Variable Trust portfolio shares, at net asset value (Note 2):
     Juno Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,304.3    $    93,453    $    95,272
     Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . .   32,127,585.5     32,127,585     32,127,585
     Nova Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,807,614.6     23,215,358     24,358,893
     OTC Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,079,187.1     13,047,031     16,164,832
     Precious Metals Fund. . . . . . . . . . . . . . . . . . . . . . .      172,864.4      1,108,752      1,167,680
     Ursa Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .      811,892.6      5,857,203      5,671,499
     U.S. Government Bond Fund . . . . . . . . . . . . . . . . . . . .      391,472.3      5,259,353      5,229,895

        TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $84,815,656



                                                                                                         Reported
                                                                           Units          Unit Value     Value

NET ASSETS OF RYDEX VARIABLE TRUST ATTRIBUTABLE TO CONTRACT OWNERS' DEFERRED ANNUITY RESERVES:
     Juno Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,304.3     $ 8.427921    $    95,272
     Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . .    3,049,537.7      10.535231     32,127,585
     Nova Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,807,614.6      13.475711     24,358,893
     OTC Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,079,187.1      14.978711     16,164,832
     Precious Metals Fund. . . . . . . . . . . . . . . . . . . . . . .      172,864.4       6.754890      1,167,680
     Ursa Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .      811,892.6       6.985529      5,671,499
     U.S. Government Bond Fund . . . . . . . . . . . . . . . . . . . .      391,472.3      13.359552      5,229,895

             NET ASSETS ATTRIBUTABLE TO CONTRACT OWNERS' DEFERRED ANNUITY RESERVES. . . . . . . . .     $84,815,656


       The accompanying notes are an integral part of this financial statement.

                       RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                          NOTES TO STATEMENT OF NET ASSETS
                                    (UNAUDITED)


(1) GENERAL

     Rydex Advisor Variable Annuity Account (the "Account") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account was established on April 15, 1996, as a segregated investment account for individual variable annuity contracts issued by Conseco Variable Insurance Company (the "Company") (formerly Great American Reserve Insurance Company prior to its name change in October 1998). The Account was originally registered as a diversified, open-ended investment company. On November 2, 1998, the Account was reorganized as a unit investment trust pursuant to an Agreement and a Plan of Reorganization approved by the contract owners of the Account on October 26, 1998.

     The operations of the Account are included in the operations of the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.

     The Account invests solely in the Rydex Variable Trust (the "Trust"). The Trust consists of seven funds: Juno, Money Market, Nova, OTC, Precious Metals,
Ursa  and  U.S. Government Bond.   The Trust is managed by PADCO Advisors II,
Inc. Conseco Equity Sales, Inc., a wholly owned subsidiary of Conseco, Inc., acts as principal underwriter for the Account.

     The Statement of Net Assets has been prepared in accordance with generally accepted accounting principles and, as such, includes amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

     Investments in portfolio shares are valued using the net asset value of the respective funds of the Trust at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.

     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Account as of the beginning of the valuation date.

FEDERAL INCOME TAXES
     No provision for federal income taxes has been made in the accompanying Statement of Net Assets because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES
     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

(3) DEDUCTIONS AND EXPENSES

     The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the

                       RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                          NOTES TO STATEMENT OF NET ASSETS
                                    (UNAUDITED)

contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

(3) DEDUCTIONS AND EXPENSES (CONTINUED)


     The expense risk assumed by the Company is the risk that the deductions for contract administrative charges and transfer processing fees may prove insufficient to cover the actual administrative and transfer processing expenses. The Company deducts daily from the Account a fee, which is equivalent on an annual basis to 1.25 percent of the daily value of the total investments of the Account, for assuming the mortality and expense risks.

     Pursuant to an agreement between the Account and the Company, the Company provides sales and administrative services to the Account. The Company may deduct a percentage of the sum of purchase payments less prior withdrawals from the contract to cover sales expenses. The percentage declines from 7% to 0% over a seven-year period commencing on the date of receipt of the purchase payment. The Company also deducts daily from the Account a fee, which is equivalent on an annual basis of .15 percent of the daily value of the total investments of the Accounts for Administrative expenses.